UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements.  These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, including on our hotel, and on related mortgage loans and securities, and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission and made available on our website.  Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

Second Amended and Restated Advisory Agreement

On July 1, 2021, InPoint Commercial Real Estate Income, Inc. (the “Company”) and InPoint REIT Operating Partnership, LP (the “Operating Partnership”), entered into a Second Amended and Restated Advisory Agreement (the “Second A&R Advisory Agreement”) with Inland InPoint Advisor, LLC (the “Advisor”), which supersedes and replaces the First Amended and Restated Advisory Agreement dated as of April 29, 2019, between the Company, the Operating Partnership and the Advisor (the “Previous Advisory Agreement”).

The Second A&R Advisory Agreement modifies the management fee payable to the Advisor. Under the Previous Advisory Agreement, the monthly fixed management fee was equal to 1.25% per annum of the gross value of the Company’s assets, provided that any such monthly payment would not exceed 1/12th of 2.5% of the Company’s net asset value calculated pursuant to the Company’s valuation guidelines (the “NAV”). Pursuant to the Second A&R Advisory Agreement, the monthly management fee has been changed to be equal to 1/12th of 1.25% of the average NAV for each month.

The Second A&R Advisory Agreement also modifies our obligation to reimburse the Advisor and Sub-Advisor for their expenses. Under the Second A&R Advisory Agreement and the Second A&R Sub-Advisory Agreement described below, we will reimburse the Advisor and Sub-Advisor and their respective affiliates for all of their expenses attributable to us or our subsidiaries, including our operating partnership, and paid or incurred by the Advisor, the Sub-Advisor or their respective affiliates in providing services and licenses under the Second A&R Advisory Agreement or the Second A&R Sub-Advisory Agreement, provided that the Company will not reimburse for certain overhead costs such as rent and utilities. Expense reimbursements will be subject to the limits contained in an Expense Limitation Agreement described below and are also still subject to the limitations on total operating expenses in our corporate charter. The expenses that the Company will reimburse will now include personnel and related employment costs incurred by the Advisor, Sub-Advisor, or their affiliates in performing the services described in the Second A&R Advisory Agreement or the Second A&R Sub-Advisory Agreement, which were previously excluded from expenses reimbursed by the Company. These costs will include but not be limited to reasonable salaries and wages, benefits and overhead of all employees directly involved in the performance of such services, provided that no reimbursement will be made for costs of such employees of the Advisor, Sub-Advisor or their affiliates to the extent that such employees serve as our executive officers.

Second Amended and Restated Sub-Advisory Agreement

On July 1, 2021, the Advisor entered into a Second Amended and Restated Sub-Advisory Agreement (the “Second A&R Sub-Advisory Agreement”) with SPCRE InPoint Advisors, LLC (the “Sub-Advisor”), which supersedes and replaces the First Amended and Restated Sub-Advisory Agreement dated as of April 29, 2019, between the Advisor and the Sub-Advisor (“Previous Sub-Advisory Agreement”). The Second A&R Sub-Advisory Agreement provides that the compensation and other expenses of all personnel of the Sub-Advisor, when and to the extent engaged in providing services and assistance pursuant to the Second A&R Sub-Advisory Agreement, will now be reimbursable in accordance with the Second A&R Advisory Agreement with the prior approval of the Advisor that such expenses will be submitted for reimbursement. Any expense reimbursements remain subject to the limitations on total operating expenses in the Company’s corporate charter as well as the limitations in the Expense Limitation Agreement described below.

Expense Limitation Agreement

The Company has entered into an Expense Limitation Agreement with its Advisor and the Sub-Advisor (the “Expense Limitation Agreement”), effective July 1, 2021, pursuant to which the Advisor and Sub-Advisor have agreed to waive reimbursement of or pay, on a quarterly basis, our annualized ordinary operating expenses for such quarter to the extent such expenses exceed 1.5% of our average monthly net assets attributable to each of our classes of common stock. “Ordinary operating expenses” for each class of our common stock consist of all ordinary expenses attributable to such class, including administration fees, transfer agent fees, fees paid to our independent directors, loan servicing expenses, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) advisory fees payable to our Advisor, (b) interest expense and other financing costs, (c) taxes, (d) distribution or stockholder servicing fees and (e) operating expenses for any real estate owned, including depreciation, and (f) unusual, unexpected and/or nonrecurring expenses. We will repay our Advisor or the Sub-Advisor on a quarterly basis any ordinary operating expenses previously waived or paid, but only if the reimbursement would not cause the then-current expense limitation, if any, to be exceeded. In addition, the reimbursement of expenses will be made only if payable not more than three years from the end of the fiscal quarter in which the expenses were paid or waived.

The Expense Limitation Agreement has a one-year term, subject to annual renewals by a majority of our independent directors and by our Advisor and the Sub-Advisor. The Expense Limitation Agreement may not be terminated by our Advisor or the Sub-Advisor, but may be terminated by our independent directors on written notice to our Advisor and the Sub-Advisor.

General

The descriptions set forth above are only summaries of certain provisions of the agreements and are qualified by the actual provisions of the Second A&R Advisory Agreement, Second A&R Sub-Advisory Agreement and the Expense Limitation Agreement in their entirety, a copy of each of which is attached as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1

Second Amended and Restated Advisory Agreement, dated as of July 1, 2021, by and among InPoint Commercial Real Estate Income, Inc., InPoint REIT Operating Partnership, LP, and Inland InPoint Advisor, LLC

10.2*	Second Amended and Restated Sub-Advisory Agreement, dated as of July 1, 2021, between Inland InPoint Advisor, LLC and SPCRE InPoint Advisors, LLC
10.3	Expense Limitation Agreement made as of July 1, 2021 by and among InPoint Commercial Real Estate Income, Inc., Inland InPoint Advisor, LLC, and SPCRE InPoint Advisors, LLC

* Portions of the exhibit that are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed have been omitted from the exhibit. Brackets [****] have been used in the exhibit to indicate where information has been omitted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	July 8, 2021	By:	/s/ Mitchell A. Sabshon
Mitchell A. Sabshon
Chief Executive Officer